Exhibit 99.1

Datacentrex Invests $30 Million in Eagle LNG Partners, a Supplier of Fuel for the U.S. Space Launch Industry

Investment reflects 10.5% equity interest in Operating Aerospace-Spec LNG Producer Positioned for the U.S. Space Launch Buildout

●	Eagle LNG produces high-methane, aerospace-specification LNG required by the next generation of American reusable launch vehicles

●	Investment is being made concurrently with, and at the same value per unit as, a $10 million commitment by an affiliate of The Energy & Minerals Group (“EMG”). Funds managed by EMG are Eagle LNG’s controlling sponsor and an existing investor in the business

Salt Lake City, UT – August 31, 2026 – Datacentrex, Inc. (“Datacentrex” or the “Company”) (Nasdaq: DTCX) today announced that it has entered into a Common Unit Purchase Agreement and invested $30 million in ELNG Equity LLC (“ELNG”), the equity holding company of Eagle LNG Partners LLC (“Eagle LNG”), acquiring $30 million of Class A Common Units. Eagle LNG is a vertically integrated producer of liquefied natural gas and a qualified supplier of the aerospace-specification liquid methane used to fuel next-generation American launch vehicles.

An Operating Business, Not a Development Project

Eagle LNG has been producing and delivering LNG since 2017 and serves a contracted customer base across space propulsion, marine bunkering, island utility and industrial end-markets under long-term take-or-pay supply agreements with a weighted average tenor of approximately 15 years. Since 2018 it has completed more than 700 LNG bunkering operations, both ship-to-shore and ship-to-ship, without incident.

“We are focused on companies producing real revenue in ultra-high-growth sectors, and we intend to be at the forefront of them,” said Parker Scott, Chief Executive Officer of Datacentrex. “Eagle LNG is not a concept. It has been producing and delivering LNG since 2017 and it is already under contract with a leading space propulsion customer. The United States is setting out to multiply its launch cadence several times over this decade, and every one of those vehicles has to be fueled. We would rather own a position in the supply chain underneath that growth than try to pick which vehicle wins.”

About Datacentrex, Inc.

Datacentrex, Inc. is a diversified technology-driven enterprise operating a digital asset mining business across high-growth sectors including digital-asset infrastructure, data-center operations, and energy and space-launch infrastructure. Datacentrex, Inc. intends to pursue selective investments, partnerships, and acquisitions to drive innovation and value creation. For additional information, please refer to the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

Visit Datacentrex’s investor relations website at https://ir.datacentrex.com/.

About Eagle LNG Partners

Eagle LNG Partners is a Jacksonville, Florida–based developer and operator of small-scale LNG infrastructure serving space propulsion, marine bunkering, island utility and industrial customers across the southeastern United States and the Caribbean. Eagle LNG was formed in 2013 and is controlled by The Energy & Minerals Group.

Forward-Looking Statements Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the anticipated benefits of the investment; Eagle LNG’s planned expansion projects and their expected cost, timing and capacity impact; the expected commencement of contract volumes; projected growth in space propulsion, launch cadence, marine bunkering or other LNG demand; the effect of governmental policy on commercial space activity; Eagle LNG’s ability to convert unfilled demand or rights of first refusal into contracted volumes; the potential for future strategic transactions involving Eagle LNG; and Datacentrex’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements.

All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to: the illiquid, non-controlling nature of the Company’s interest and the absence of any public market for the Class A Common Units, and the resulting risk of loss of all or a portion of the investment; the absence of any obligation or committed timetable for ELNG to pursue an initial public offering or other liquidity event, and the possibility that no such transaction occurs, that it is delayed or completed on terms unfavorable to existing holders, or that it does not result in liquidity for the Company’s units, which may remain subject to lock-up, conversion and transfer restrictions; the Company’s limited ability to influence Eagle LNG’s management, strategy, capital structure or distribution policy; Eagle LNG’s substantial existing indebtedness and preferred equity, and its ability to service, refinance or repay those obligations; delays, cost overruns or permitting, siting or construction risk affecting the Talleyrand second berth, the Maxville de-bottlenecking program, or any future liquefaction capacity; the possibility that de-bottlenecking does not achieve expected production capacity; customer concentration and the commencement, renewal, modification, non-performance or early termination of customer contracts, including termination rights exercisable on limited notice; the fact that a right of first refusal does not obligate any counterparty to purchase any volumes; the early-stage and capital-intensive nature of the commercial space launch industry and its dependence on third-party launch cadence, vehicle qualification and government programs outside Eagle LNG’s control; the possibility that announced governmental objectives regarding launch cadence are not achieved, are modified, or do not translate into demand for Eagle LNG’s products; volatility in natural gas, LNG and competing marine fuel prices; changes in tax credits, tariffs, export authorizations and other governmental policies affecting LNG; the reliance of statements in this release regarding Eagle LNG on information provided by Eagle LNG, which the Company has not independently verified; the effect of the investment on the Company’s liquidity and capital resources; volatility in the prices of Dogecoin, Litecoin, Bitcoin and other digital assets and increases in Scrypt network difficulty; and volatility of Datacentrex’s stock price.

Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. The risks and uncertainties that Datacentrex has described are not the only ones Datacentrex faces. Additional risks and uncertainties not presently known to Datacentrex or that Datacentrex currently deems immaterial may also affect Datacentrex’s operations. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Except as required by law, Datacentrex undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security.

Company Contact

Datacentrex Investor Relations

ir@datacentrex.com

800-403-6150